UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 1, 2008
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1 FINANCIAL STATEMENTS OF SNAPIN SOFTWARE, INC.

ITEM 8.01     Other Events
Nuance Communications, Inc. is filing this Current Report on Form 8-K to provide the historical financial statements of SNAPin Software, Inc., including SNAPin’s audited balance sheets as of December 31, 2007 and 2006 and unaudited balance sheet as of September 30, 2008, and the related statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2007 (audited) and the nine months ended September 30, 2008 and 2007 (unaudited).
ITEM 9.01     Financial Statements and Exhibits
(a)     Financial Statements of Business Acquired

(1)	The historical financial statements of SNAPin, including SNAPin’s audited balance sheets as of December 31, 2007 and 2006 and unaudited balance sheet as of September 30, 2008, and the related statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2007 (audited) and the nine months ended September 30, 2008 and 2007 (unaudited) are being filed as Exhibit 99.1 to this Form 8-K.
(d)     Exhibits

23.1	Consent of Independent Auditors

99.1	Financial statements of SNAPin Software, Inc., as of December 31, 2007 and 2006 (audited) and September 30, 2008 (unaudited), and for each of the two years in the period ended December 31, 2007 (audited) and for the nine months ended September 30, 2008 and 2007 (unaudited).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: December 1, 2008	By:	/s/ Thomas Beaudoin
Thomas Beaudoin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Financial statements of SNAPin Software, Inc., as of December 31, 2007 and 2006 (audited) and September 30, 2008 (unaudited), and for each of the two years in the period ended December 31, 2007 (audited) and for the nine months ended September 30, 2008 and 2007 (unaudited).